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                                                                      EXHIBIT 31


      CERTIFICATIONS REQUIRED BY RULE 13A-14(A) OF THE SECURITIES EXCHANGE
           ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, James Rudis, certify that:

     1. I have reviewed this amendment No. 1 to quarterly report on Form 10-Q of Overhill Farms, Inc. (the "registrant");

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.


Date:  April 11, 2006                  By:    /s/ James Rudis
                                              ---------------------------------
                                                  James Rudis
                                                  Chief Executive Officer
                                                  (principal executive officer)


I, John L. Steinbrun, certify that:

     1. I have reviewed this amendment No. 1 to quarterly report on Form 10-Q of Overhill Farms, Inc. (the "registrant");

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.



Date:  April 11, 2006                    By:  /s/ John L. Steinbrun
                                              ---------------------------------
                                                  John L. Steinbrun
                                                  Chief Financial Officer
                                                  (principal financial officer)